                             Southern California Edison Company

       $500,000,000 5.75 % First and Refunding Mortgage Bonds, Series 2008C, Due 2014

                                   Underwriting Agreement

                                                                          New York, New York

                                                                             October 7, 2008

Banc of America Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
   As Representatives of the several Underwriters
c/o
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

            Southern California Edison Company, a corporation organized under the laws of the State of California (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $500,000,000 principal amount of its 5.75% First and Refunding Mortgage
Bonds, Series 2008C, Due 2014 (the "Securities"), to be issued under the One Hundred
Seventeenth Supplemental Indenture (the "Supplemental Indenture") to be dated as of October
9, 2008, to a Trust Indenture dated as of October 1, 1923 (the "Trust Indenture" and, as supplemented by the Supplemental Indenture, the "Indenture") between the Company and The
Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank, and D.G. Donovan, as successor trustee to Pacific-Southwest Trust & Savings Bank, as trustees (the "Trustees").  To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as
Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, the
Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement
shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the
Effective Date of the Registration Statement or the issue date of the Base Prospectus, any
Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be;
and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or
the Final Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Final
Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.
Certain terms used herein are defined in Section 19 hereof.

1.    Representations  and  Warranties.  The Company  represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a)   The Company meets the  requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf  registration  statement,  as defined in  Rule  405  (file  number  333-136394)  on  Form  S-3,  including  a  related  Base
      Prospectus,  for  registration  under  the  Act  of  the  offering  and  sale  of  the
      Securities.  The Company may have filed one or more  amendments  thereto,  including a
      Preliminary Prospectus Supplement,  each of which has previously been furnished to you and has become  effective upon filing.  The Company will next file with the Commission a Final  Prospectus  Supplement  relating to the  Securities in  accordance  with Rule
      424(b).  The  Registration  Statement,  at the Execution  Time, is effective and meets the requirements set forth in Rule 415(a)(1)(x).

(b)   On each Effective Date, the Registration  Statement did, and when the Final Prospectus
      Supplement is first filed in  accordance  with Rule 424(b) and on the Closing Date (as defined herein),  the Final Prospectus  Supplement (and any supplement  thereto) will, comply in all  material  respects  with the  applicable  requirements  of the Act, the
      Exchange Act and the Trust Indenture Act and the respective rules thereunder;  on each
      Effective Date and at the Execution Time, the Registration  Statement did not and will not  contain any untrue  statement  of a material  fact or omit to state any  material fact  required  to be stated  therein  or  necessary  in order to make the  statements therein not  misleading;  on each Effective Date and on the Closing Date the Indenture did or will comply in all material  respects with the applicable  requirements  of the
      Trust Indenture Act and the rules  thereunder;  and on the date of any filing pursuant to Rule 424(b) and on the Closing  Date,  the Final  Prospectus  Supplement  (together with any supplement  thereto) will not include any untrue statement of a material fact or omit to state a material fact  necessary in order to make the  statements  therein, in the  light of the  circumstances  under  which  they  were  made,  not  misleading;
      provided,  however,  that the Company makes no representations or warranties as to (i)
      that part of the  Registration  Statement  which shall  constitute  the  Statement  of
      Eligibility  and  Qualification  (Form  T-1)  under  the  Trust  Indenture  Act of the
      Trustees  or (ii) the  information  contained  in or  omitted  from  the  Registration
      Statement or the Final Prospectus  Supplement (or any supplement  thereto) in reliance upon and in conformity with  information  furnished in writing to the Company by or on behalf of any Underwriter  through the  Representatives  specifically for inclusion in the  Registration  Statement or the Final  Prospectus  Supplement  (or any  supplement thereto),  it being understood and agreed that the only such information  furnished by or on behalf of any  Underwriter  consists  of the  information  described  as such in
      Section 8 hereof.

(c)   As of the Initial Sale Time,  the  Disclosure  Package when taken together as a whole, do not contain any untrue  statement of a material  fact or omit to state any material fact  necessary  in  order  to  make  the  statements  therein,  in the  light  of the circumstances  under which they were made,  not  misleading.  The  preceding  sentence does not apply to statements in or omissions  from the  Disclosure  Package based upon
      and  in  conformity  with  written  information   furnished  to  the  Company  by  any
      Underwriter  through  the  Representatives  specifically  for use  therein,  it  being understood and agreed that the only

      such information  furnished by or on behalf of any
      Underwriter consists of the information described as such in Section 8 hereof.

(d)   (i) At the time of filing  the  Registration  Statement,  (ii) at the time of the most recent  amendment  thereto for the purposes of complying with Section  10(a)(3) of the
      Act (whether  such  amendment was by  post-effective  amendment,  incorporated  report filed  pursuant to Sections 13 or 15(d) of the  Exchange  Act or form of  prospectus),
      (iii) at the time the Company or any person acting on its behalf  (within the meaning, for this clause only,  of Rule 163(c)) made any offer  relating to the  Securities  in reliance on the exemption in Rule 163, and (iv) at the Execution  Time (with such date being used as the  determination  date for purposes of this clause (iv)),  the Company was or is, as the case may be, a  "well-known  seasoned  issuer"  (as  defined in Rule
      405). The Company  agrees to pay the fees required by the  Commission  relating to the
      Securities  within the time required by Rule  456(b)(1)  without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)   (i) At the  earliest  time after the  filing of the  Registration  Statement  that the
      Company or another offering  participant made a bona fide offer (within the meaning of
      Rule  164(h)(2)) of the  Securities  and (ii) as of the Execution Time (with such date being used as the  determination  date for purposes of this clause (ii)),  the Company was not and is not an  Ineligible  Issuer (as  defined in Rule  405),  without  taking account of any  determination  by the  Commission  pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f)   Neither any Issuer  Free  Writing  Prospectus  nor the Final Term Sheet  includes  any information  that  conflicts  with  the  information  contained  in  the  Registration
      Statement,   including  any  document   incorporated  by  reference  therein  and  any
      prospectus  supplement  deemed to be a part  thereof that has not been  superseded  or modified.  The foregoing  sentence  does not apply to statements in or omissions  from the  Disclosure  Package  based  upon  and  in  conformity  with  written  information furnished to the Company by any Underwriter through the  Representatives  specifically for use  therein,  it being  understood  and  agreed  that the only  such  information furnished by or on behalf of any Underwriter consists of the information  described as such in Section 8 hereof.

(g)   The  Company  is not  and,  after  giving  effect  to the  offering  and  sale  of the
      Securities  and  the  application  of  the  proceeds   thereof  as  described  in  the
      Preliminary Prospectus Supplement and the Final Prospectus Supplement,  will not be an
      "investment company" as defined in the Investment Company Act of 1940, as amended.

(h)   The Company has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the State of California  with full corporate power and authority  to own or lease,  as the case may be, and to  operate  its  properties  and
      conduct  its  business  as  described  in  the  Registration  Statement,   Preliminary
      Prospectus  Supplement and the Final Prospectus  Supplement,  and is duly qualified to do business as a foreign  corporation  and is in good standing  under the laws of each jurisdiction that requires such qualification.

(i)   There is no  franchise,  contract  or other  document  of a  character  required to be described in the Registration Statement,  the Preliminary Prospectus Supplement or the
      Final  Prospectus  Supplement,  or to be filed  as an  exhibit  thereto,  which is not described or filed as  required;  and the  statements  in the  Preliminary  Prospectus
      Supplement and the Final  Prospectus  Supplement under the heading "Summary-- Southern
      California  Edison  Company"  and the  statements  incorporated  into the  Preliminary
      Prospectus  Supplement and the Final Prospectus  Supplement from the sections entitled
      "Business--Regulation" and "--Environmental Matters" in the Company's Annual Report on
      Form  10-K for the  fiscal  year  ended  December  31,  2007  (the  "Form  10-K"),  as supplemented by information  contained in the Company's  subsequent  Quarterly Reports on Form  10-Q and  Current  Reports  on Form  8-K,  which  are  incorporated  into the
      Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement,   fairly
      summarize the matters therein described in all material respects.

(j)   This Agreement has been duly authorized, executed and delivered by the Company.

(k)   The Securities and the Indenture  conform in all material  respects to the description thereof contained in the Registration  Statement,  Preliminary  Prospectus  Supplement
      and the Final Prospectus Supplement;  each of the Trust Indenture and the Supplemental
      Indenture  has been duly  authorized by the Company and,  assuming due  authorization, execution and delivery thereof by the Trustees,  the Trust Indenture  constitutes and, as  supplemented  by the  Supplemental  Indenture  when  executed and delivered by the
      Company,  will constitute a legal,  valid, and binding instrument  enforceable against the Company in accordance with its terms (subject,  as to enforcement of remedies,  to
      (A)   applicable    bankruptcy,    fraudulent    conveyance,    fraudulent   transfer,
      reorganization,   insolvency,   moratorium,  equitable  subordination  or  other  laws
      affecting  creditors'  rights  generally  from time to time in effect  and to  general principles of equity, (B) the terms of the franchises,  licenses,  easements,  leases, permits,  contracts and other instruments  under which the mortgaged  property is held or operated,  (C) as to its  enforceability  in respect of the  Company's  interest in nuclear  energy  facilities,  the  provisions  of the  Atomic  Energy  Act of 1954 and regulations  thereunder,  (D) as to its  enforceability  in respect of the interest of the  Company  in the Four  Corners  Generating  Station  and the  easement  and  lease therefor,  to possible  defects in title,  including  possible  conflicting  grants or encumbrances  not  ascertainable  because  of the  absence of or  inadequacies  in the applicable  recording  law and the record  system of the Bureau of Indian  Affairs and the  Navajo  Nation,  to the  possible  inability  of the  Company  to resort to legal process to enforce its rights against the Navajo Nation without  Congressional consent and, in the case of the Company's lease, to possible  impairment or termination  under certain  circumstances by Congress or the Secretary of the Interior and (E) such other liens,  prior rights and  encumbrances  none of which (with the possible  exception of the matter referred to in clause (D) above), with immaterial exceptions,  affects from a legal  standpoint  the security for the  Securities,  the ability of the Trustees to foreclose  on the  property  subject  to the liens  created  by the  Indenture  or the
      Company's  right to use such  properties in its business);  the  Securities  have been duly and validly  authorized,  and,  when issued and

      delivered to and paid for by the
      Underwriters pursuant to this Agreement, will be fully paid and nonassessable.

(l)   No  consent,  approval,   authorization,   filing  with  or  order  of  any  court  or
      governmental   agency  or  body  is  required  in  connection  with  the  transactions contemplated  herein,  except such as have been  obtained (i) under the Act, (ii) from the  California  Public  Utilities  Commission and (iii) such as may be required under
      the  blue  sky  laws  of  any   jurisdiction  in  connection  with  the  purchase  and
      distribution of the Securities by the Underwriters in the manner  contemplated  herein and in the Registration  Statement,  Preliminary  Prospectus  Supplement and the Final
      Prospectus Supplement.

(m)   All such  filings,  recordings,  indexings and postings to  geographical  indexes have been made in (x) county  real  estate  records or  offices  of county  recorders,  (y)
      Federal and State  offices,  bureaus and agencies and (z) offices of the Navajo Nation as are  necessary  under  applicable  law to  perfect,  preserve  and protect the lien created by the  Indenture  or ensure that such  filings,  recordations,  postings  and indexings are fully effective to give constructive notice,  constructive  knowledge or implied notice,  as applicable,  of such lien and the property  subject thereto to all purchasers,  mortgagees and encumbrancers of such property (other than  after-acquired property) who become such  subsequent to the date of such recording,  filing,  posting or indexing.

(n)   The  Indenture  will  constitute a legally  valid first lien or charge,  to the extent that it purports to be such,  on  substantially  all of the  property now owned by the
      Company to the  extent and  subject to the  exceptions,  defects,  qualifications  and other  matters  set forth or referred to in the  Registration  Statement,  Preliminary
      Prospectus  Supplement and the Final Prospectus  Supplement or in Section 1(k) of this
      Agreement,  and to such other matters that do not  materially  affect the security for the Securities.

(o)   Neither the issue and sale of the Securities nor the  consummation of any other of the transactions  herein  contemplated  nor  the  fulfillment  of the  terms  hereof  will conflict with,  result in a breach or violation of, or imposition of any lien,  charge or  encumbrance  upon any  property  or assets of the  Company  pursuant  to,  (i) the articles of incorporation,  by-laws or other organizational  documents of the Company,
      (ii) the terms of any indenture (other than,  solely with respect to the imposition of liens,  charges and  encumbrances  upon  property or assets of the  Company,  the lien created by the Indenture in favor of the Securities),  contract, lease, mortgage, deed of trust, note agreement,  loan agreement or other agreement,  obligation,  condition, covenant  or  instrument  to which the  Company is a party or bound or to which its or their  property is subject,  or (iii) any statute,  law, rule,  regulation,  judgment,
      order  or  decree   applicable  to  the  Company  of  any  court,   regulatory   body,
      administrative  agency,  governmental  body,  arbitrator  or  other  authority  having jurisdiction over the Company or any of its or their properties.

(p)   The consolidated  historical financial statements and schedules of the Company and its consolidated  subsidiaries  incorporated  by reference in the  Preliminary  Prospectus
      Supplement,  the Final  Prospectus  Supplement  and the  Registration  Statement  (the
      "Financial  Statements")  present  fairly  in  all  material  respects  the  financial condition,  results of  operations  and cash flows of the  Company as of the dates and for  the  periods

      indicated,  comply  as  to  form  with  the  applicable  accounting requirements of the Act and have been prepared in conformity  with generally  accepted accounting  principles  applied on a consistent  basis throughout the periods involved
      (except as otherwise noted therein).  The selected  financial data set forth under the caption  "Selected  Financial  Data"  in the  Company's  Form  10-K,  incorporated  by reference in the Preliminary  Prospectus  Supplement,  the Final Prospectus Supplement
      and Registration  Statement fairly present,  on the basis stated in the Form 10-K, the information  included therein.  The financial  information included or incorporated in the Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement  complies with the requirements of Regulation G and Item 10(e) of Regulation S-K under the Act.

(q)   PricewaterhouseCoopers  LLP, who have certified  certain  financial  statements of the
      Company and its  consolidated  subsidiaries and delivered their report with respect to the  audited  consolidated  financial  statements  and  schedules  for the year  ended
      December  31,  2007   incorporated  by  reference  in  the   Registration   Statement,
      Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement,  are  an
      independent  registered  public accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(r)   No  action,  suit or  proceeding  by or  before  any  court  or  governmental  agency, authority or body or any arbitrator  involving the Company or any of its  subsidiaries or its or their  property  is  pending  or,  to the  best  knowledge  of the  Company, threatened that (i) could  reasonably be expected to have a material adverse effect on the  performance  of this  Agreement or the  consummation  of any of the  transactions contemplated  hereby or (ii) could  reasonably be expected to have a Material  Adverse
      Effect,  except  as  set  forth  in or  contemplated  in the  Registration  Statement,
      Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any supplement thereto).

(s)   The Company and its  subsidiaries  maintain a system of internal  accounting  controls sufficient  to provide  reasonable  assurance  that (i)  transactions  are executed in accordance with  management's  general or specific  authorizations;  (ii) transactions are recorded as necessary to permit preparation of financial  statements in conformity with generally accepted  accounting  principles and to maintain asset  accountability;
      (iii) access to assets is permitted only in accordance  with  management's  general or specific  authorization;  and (iv) the recorded  accountability for assets is compared with the existing assets at reasonable  intervals and appropriate action is taken with respect to any differences.

(t)   The Company is not in  violation  or default of (i) any  provision  of its articles of incorporation,  bylaws  or  other  organizational  documents,  (ii)  the  terms of any indenture,  contract,  lease, mortgage, deed of trust, note agreement,  loan agreement or other  agreement,  obligation,  condition,  covenant or instrument to which it is a party or bound or to which its property is subject,  or (iii) any statute,  law, rule, regulation,  judgment,  order or decree of any court, regulatory body,  administrative agency,  governmental body,  arbitrator or other authority having jurisdiction over it or any of its  properties,  as  applicable  (except,

      in the case of clauses  (ii) and
      (iii),  for such  violations  or  defaults  as would  not,  in the  aggregate,  have a
      Material Adverse Effect).

(u)   The Company  possesses all licenses,  certificates,  permits and other  authorizations issued  by the  appropriate  national  and local  U.S.  federal  and state  regulatory authorities necessary to conduct their respective businesses,  and the Company has not received any notice of proceedings  relating to the revocation or  modification of any such certificate,  authorization or permit which,  singly or in the aggregate,  if the subject of an unfavorable decision,  ruling or finding,  would have a Material Adverse
      Effect,  except as set forth in or contemplated  in the  Registration  Statement,  the
      Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any supplement thereto).

(v)   The Company is (i) in compliance  with any and all applicable  national and local U.S.
      federal and state laws and regulations  relating to the protection of human health and safety,  the  environment  or hazardous or toxic  substances or wastes,  pollutants or contaminants  ("Environmental Laws"), (ii) has received and are in compliance with all permits,  licenses or other approvals required of them under applicable  Environmental
      Laws to conduct their  respective  businesses and (iii) has not received notice of any actual or potential  liability for the investigation or remediation of any disposal or release of  hazardous  or toxic  substances  or wastes,  pollutants  or  contaminants, except where such  non-compliance with Environmental Laws, failure to receive required permits,  licenses or other approvals,  or liability would not have a Material Adverse
      Effect,  except as set forth in or contemplated  in the  Registration  Statement,  the
      Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any supplement  thereto).  Except as set forth in or contemplated in the  Registration
      Statement,  the Preliminary  Prospectus Supplement and the Final Prospectus Supplement
      (exclusive  of  any  supplement  thereto),  the  Company  has  not  been  named  as  a
      "potentially  responsible  party"  under  the  Comprehensive  Environmental  Response,
      Compensation, and Liability Act of 1980, as amended.

(w)   In the ordinary course of its business,  the Company  periodically  reviews the effect of Environmental  Laws on the business,  operations and properties of the Company,  in the course of which it  identifies  and  evaluates  associated  costs and  liabilities
      (including,  without limitation,  any capital or operating  expenditures  required for clean-up,  closure of properties or compliance with Environmental Laws, or any permit, license  or  approval,  any  related  constraints  on  operating  activities  and  any potential  liabilities  to third  parties).  On the basis of such review,  the Company has reasonably  concluded that such associated costs and liabilities would not, singly or in the  aggregate,  have a  Material  Adverse  Effect,  except  as set  forth in or contemplated in the Registration Statement,  the Preliminary Prospectus Supplement and
      the Final Prospectus Supplement (exclusive of any supplement thereto).

(x)   No holders of  securities  of the  Company  have  rights to the  registration  of such securities under the Registration Statement.

(y)   The Company owns or leases all such  properties as are necessary to the conduct of its operations as presently conducted.

(z)   The Company  has not taken,  directly or  indirectly,  any action  designed to or that would  constitute  or that might  reasonably  be expected to cause or result in, under the Exchange  Act or  otherwise,  stabilization  or  manipulation  of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa)  Except as set forth in or contemplated in the Registration Statement,  the Preliminary
      Prospectus   Supplement  and  the  Final  Prospectus   Supplement  (exclusive  of  any
      supplement  thereto),  the minimum funding  standard under Section 302 of the Employee
      Retirement Income Security Act of 1974, as amended,  and the regulations and published interpretations  thereunder  ("ERISA"),  has been satisfied by each "pension plan" (as defined in Section  3(2) of ERISA) which has been  established  or  maintained  by the
      Company  and/or one or more of its  subsidiaries,  except where the failure to satisfy such standard would not have a Material Adverse Effect;  each pension plan established or maintained  by the Company  and/or one or more of its  subsidiaries,  and the trust forming part of each such plan, has been  determined by the Internal  Revenue  Service to be designed in accordance  with Section 401 of the Code, and each such pension plan has subsequently  been amended,  and the Company believes that each such pension plan, as amended,  is  designed  in  compliance  with  Section 401 of the Code;  each of the
      Company and its subsidiaries has fulfilled its obligations,  if any, under Section 515 of ERISA;  each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material  respects with
      the  currently   applicable   provisions   of  ERISA,   except  in  such  cases  where
      noncompliance  would not have a Material  Adverse Effect;  and neither the Company nor any of its  subsidiaries  has  incurred or could  reasonably  be expected to incur any withdrawal  liability  under Section 4201 of ERISA,  any liability under Section 4062,
      4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(bb)  Except as set forth in or contemplated in the Registration Statement,  the Preliminary
      Prospectus   Supplement  and  the  Final  Prospectus   Supplement  (exclusive  of  any
      supplement  thereto),  the  Company  (i) does not have any  material  lending or other relationship  with any bank or lending affiliate of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the  Securities  hereunder to repay any outstanding debt owed to any affiliate of the  Underwriters  other than commercial paper.

(cc)  There is and has been no failure on the part of the Company  and any of the  Company's directors or officers,  in their capacities as such, to comply with Section 401 of the
      Sarbanes  Oxley Act of 2002 and the rules and  regulations  promulgated  in connection therewith (the "Sarbanes Oxley Act") related to loans.

            Any certificate signed by any officer of the Company and delivered to the
Representatives or counsel for the Underwriters in connection with the offering of the
Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.    Purchase  and Sale.  Subject  to the terms and  conditions  and in  reliance  upon the representations  and  warranties  herein  set  forth,  the  Company  agrees  to sell to each
Underwriter,  and each Underwriter  agrees,  severally and not jointly, to purchase from the

Company,  at a purchase  price of 99.492% of the  principal  amount  thereof,  the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

3.    Delivery  and  Payment.  Delivery of and payment for the  Securities  shall be made at
10:00 AM, New York City time,  on  October  15,  2008 or at such time on such later date not more  than  five  Business  Days  after  the  foregoing  date as the  Representatives  shall designate,  which date and time may be postponed by  agreement  between the  Representatives and the  Company or as  provided  in Section 9 hereof  (such date and time of  delivery  and payment  for the  Securities  being  herein  called the  "Closing  Date").  Delivery  of the
Securities shall be made to the  Representatives  for the respective accounts of the several
Underwriters  against payment by the several Underwriters through the Representatives of the purchase  price  thereof  to or upon the order of the  Company by wire  transfer  payable in same-day funds to an account  specified by the Company.  Delivery of the Securities shall be made through the  facilities  of The  Depository  Trust Company  unless the  Representatives shall otherwise instruct.

4.    Offering by Underwriters.  It is understood that the several  Underwriters  propose to offer the  Securities  for sale to the  public as set forth in the  Registration  Statement,
Disclosure Package and the Final Prospectus Supplement.

5.    Agreements.  The Company agrees with the several Underwriters that:

(a)   Prior to the termination of the offering of the Securities,  the Company will not file any  amendment  of the  Registration  Statement  or  supplement  (including  the Final
      Prospectus  Supplement  or  any  Preliminary   Prospectus   Supplement)  to  the  Base
      Prospectus  unless the  Company  has  furnished  you a copy for your  review  prior to filing  and will not file any such  proposed  amendment  or  supplement  to which  you reasonably  object.  Subject to the  foregoing  sentence,  the Company  will cause the
      Final Prospectus  Supplement,  properly  completed,  and any supplement  thereto to be filed in a form approved by the  Representatives  with the Commission  pursuant to the applicable  paragraph  of Rule  424(b)  within  the time  period  prescribed  and will provide  evidence  satisfactory  to the  Representatives  of such timely  filing.  The
      Company  will  promptly  advise  the  Representatives  (1) when the  Final  Prospectus
      Supplement,  and any supplement thereto,  shall have been filed (if required) with the
      Commission  pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Securities,  any amendment to the Registration  Statement shall have been filed or become effective,  (3) of any request by the Commission or its staff for any amendment of the  Registration  Statement,  or  for  any  supplement  to  the  Final  Prospectus
      Supplement or for any  additional  information,  (4) of the issuance by the Commission of any stop order suspending the  effectiveness  of the Registration  Statement or the institution  or  threatening of any proceeding for that purpose and (5) of the receipt
      by  the  Company  of  any   notification   with  respect  to  the  suspension  of  the
      qualification  of the Securities for sale in any  jurisdiction  or the  institution or threatening  of any  proceeding  for  such  purpose.  The  Company  will  use its best efforts to prevent the issuance of any such stop order or the  suspension  of any such qualification  and, if issued,  to obtain as soon as possible the  withdrawal  of such stop order,  including,  if  necessary,  by filing an  amendment  to the  Registration
      Statement  or a new  registration  statement  and using its best  efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)   The Company will prepare a final term sheet,  substantially in the form of Schedule II hereto (the "Final Term Sheet"),  and will file the Final Term Sheet  pursuant to Rule
      433(d) within the time required by such Rule.

(c)   If there occurs an event or development  as a result of which the  Disclosure  Package would  include  an  untrue  statement  of a  material  fact or  would  omit to state a material fact necessary in order to make the statements  therein,  in the light of the circumstances  then prevailing,  not misleading,  the Company will notify promptly the
      Representatives  so that  any use of the  Disclosure  Package  may  cease  until it is amended or supplemented.

(d)   If, at any time  when a  prospectus  relating  to the  Securities  is  required  to be delivered  under the Act (including in  circumstances  where such  requirement  may be satisfied  pursuant  to Rule  172),  any  event  occurs as a result of which the Final
      Prospectus  Supplement as then  supplemented  would include any untrue  statement of a material  fact or omit to state any material  fact  necessary  to make the  statements therein in the light of the  circumstances  under which they were made not misleading, or  if it  shall  be  necessary  to  amend  the  Registration  Statement,  file  a new registration  statement or supplement the Final  Prospectus  Supplement to comply with the  Act or  the  Exchange  Act  or the  respective  rules  thereunder,  including  in connection  with use or  delivery  of the Final  Prospectus  Supplement,  the  Company
      promptly will (1) notify the  Representatives of such event; (2) prepare and file with the Commission,  subject to the second sentence of paragraph (a) of this Section 5, an amendment  or  supplement  or new  registration  statement  which  will  correct  such statement or omission or effect such compliance;  (3) use its best efforts to have any amendment  to the  Registration  Statement  or  new  registration  statement  declared effective as soon as  practicable in order to avoid any disruption in use of the Final
      Prospectus  Supplement;  and (4) supply any amended or supplemented  Final  Prospectus
      Supplement to you in such quantities as you may reasonably request.

(e)   As soon as  practicable,  the Company  will make  generally  available to its security holders and to the  Representatives an earnings statement or statements of the Company and its  subsidiaries  which will satisfy the  provisions  of Section 11(a) of the Act and Rule 158.

(f)   Upon  request,  the Company  will furnish to the  Representatives  and counsel for the
      Underwriters,  without charge, signed copies of the Registration  Statement (including exhibits thereto) and to each other  Underwriter a copy of the Registration  Statement
      (without  exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or  dealer  may  be  required  by the  Act  (including  in  circumstances  where  such requirement  may  be  satisfied  pursuant  to  Rule  172),  as  many  copies  of  each
      Preliminary Prospectus  Supplement,  the Final Prospectus and each Issuer Free Writing
      Prospectus and any supplement thereto as the  Representatives  may reasonably request.
      The Company will pay the  expenses of printing or other  production  of all  documents relating to the offering.

(g)   The Company will arrange,  if necessary,  for the  qualification of the Securities for sale under the laws of such jurisdictions as the Representatives  may designate,  will maintain such  qualifications  in effect so long as required for the  distribution of the Securities and will pay any fee of the Financial Industry Regulatory Authority,
      Inc., in connection  with its review of the offering;  provided that in no event shall the Company be  obligated  to qualify to do business in any  jurisdiction  where it is not now so  qualified  or to take any  action  that  would  subject  it to  service of process  in  suits,  other  than  those  arising  out of the  offering  or sale of the
      Securities in any jurisdiction where it is not now so subject.

(h)   (i) The Company  agrees that,  unless it has obtained or obtains,  as the case may be, the  prior  written  consent  of  the  Representatives,  and  (ii)  each  Underwriter, severally  and not jointly,  agrees with the Company  that,  unless it has obtained or obtains,  as the case may be, the prior  written  consent of the  Company,  it has not made and will not make any offer relating to the Securities  that would  constitute an
      Issuer Free Writing  Prospectus  or that would  otherwise  constitute a "free  writing prospectus"  (as defined in Rule 405)  required  to be filed by the  Company  with the
      Commission  or  retained  by the  Company  under Rule 433,  other than a free  writing prospectus  containing  the  information  contained in the Final Term Sheet;  provided that the prior  written  consent of the  parties  hereto  shall be deemed to have been given in respect of the Free Writing  Prospectuses,  if any,  included in Schedule III hereto.  Any such free writing prospectus  consented to by the  Representatives or the
      Company is  hereinafter  referred to as a  "Permitted  Free Writing  Prospectus."  The
      Company  agrees  that (x) it has  treated  and will  treat,  as the case may be,  each
      Permitted Free Writing  Prospectus as an Issuer Free Writing Prospectus and (y) it has
      complied and will comply,  as the case may be, with the  requirements of Rules 164 and
      433  applicable  to any  Permitted  Free Writing  Prospectus,  including in respect of timely filing with the Commission, legending and record keeping.

(i)   The  Company  will not,  without  the prior  written  consent of the  Representatives, offer,  sell,  contract to sell,  pledge,  or otherwise dispose of, (or enter into any transaction  which is designed to, or might  reasonably  be expected to, result in the disposition  (whether by actual disposition or effective  economic  disposition due to cash  settlement  or  otherwise) by the Company or any affiliate of the Company or any person in privity  with the  Company or any  affiliate  of the  Company)  directly  or indirectly,  including the filing (or  participation  in the filing) of a registration statement  with  the  Commission  in  respect  of,  or  establish  or  increase  a put equivalent  position or liquidate or decrease a call  equivalent  position  within the meaning of Section 16 of the Exchange  Act, any debt  securities  issued or guaranteed by the  Company  (other than the  Securities)  or publicly  announce an  intention  to effect any such  transaction for a period  commencing on the date hereof and ending on the Closing Date.

(j)   The Company  will not take,  directly or  indirectly,  any action  designed to or that would  constitute  or that might  reasonably  be expected to cause or result in, under the Exchange  Act or  otherwise,  stabilization  or  manipulation  of the price of any security of the Company to facilitate the sale or resale of the Securities.

6.    Conditions  to  the   Obligations  of  the   Underwriters.   The  obligations  of  the
Underwriters to purchase the Securities,  as described in Section 2 hereof, shall be subject to the accuracy of the  representations  and warranties on the part of the Company contained herein as of the Execution  Time and the Closing Date, to the accuracy of the  statements of the Company made

in any certificates  pursuant to the provisions  hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)   The Final Prospectus  Supplement,  and any supplement thereto,  have been filed in the manner and within the time period  required by Rule  424(b);  the Final Term Sheet and any other material  required to be filed by the Company  pursuant to Rule 433(d) under the Act, shall have been filed with the Commission  within the applicable time periods
      prescribed  for  such  filings  by  Rule  433;  and  no  stop  order   suspending  the
      effectiveness of the Registration  Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)   The Company  shall have  requested  and caused  Barbara E.  Mathews,  Vice  President,
      Associate  General Counsel,  Chief Governance  Officer and Corporate  Secretary of the
      Company, to have furnished to the Representatives her opinion,  dated the Closing Date and addressed to the Representatives, to the effect that:

(i)   The Company is a corporation duly incorporated,  validly existing and in good standing under the laws of the State of California;

(ii)  The Company has the corporate power and authority to own and operate its property,  to lease the  property it  operates as lessee and to conduct the  business in which
            it  is  currently   engaged,   as  described  in  the  Registration   Statement,
            Preliminary Prospectus Supplement and the Final Prospectus Supplement;

(iii) The Company has all requisite  corporate power and authority,  has taken all requisite corporate  action,  and has received and is in compliance with all governmental, judicial and other authorizations,  approvals and orders necessary to enter into and perform the  Underwriting  Agreement and the  Supplemental  Indenture and to
            offer, issue, sell and deliver the Securities;

(iv)  the Trust  Indenture has been duly  authorized,  executed and delivered by the Company and is a legal,  valid, and binding instrument  enforceable  against the Company in accordance with its terms;

(v)   the  Supplemental  Indenture has been duly  authorized,  executed and delivered by the
            Company and is a legal,  valid, and binding instrument  enforceable  against the
            Company in accordance with its terms;

(vi)  the  Securities  have been duly  authorized  by the Company  and,  when  executed  and authenticated  in accordance  with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement,  will constitute legal,  valid,  and binding  obligations of the Company entitled to the benefits of the Trust Indenture, as supplemented by the Supplemental Indenture;

(vii) the Trust Indenture, as supplemented by the Supplemental Indenture,  creates a legally valid first lien, to the extent that it purports to be such,

            on the properties
            and assets of the Company subject  thereto,  securing,  among other things,  the
            Securities,  subject  to  the  exceptions,  defects,  qualifications  and  other matters  set forth or  referred to in the  Registration  Statement,  Preliminary
            Prospectus  Supplement  and the Final  Prospectus  Supplement  and other matters that do not, in the opinion of such counsel,  materially affect the security for the Securities;

(viii)      to the  knowledge of such  counsel,  there is no pending or  threatened  action, suit or proceeding by or before any court or governmental  agency,  authority or body or any arbitrator  involving the Company or any of its  subsidiaries or its or  their  property  which  is not  adequately  disclosed  in  the  Registration
            Statement,  Preliminary  Prospectus Supplement and Final Prospectus  Supplement,
            except in each case for such proceedings  that, if the subject of an unfavorable decision,  ruling  or  finding,  would  not  singly  or  in  the  aggregate,  be reasonably  likely to  result  in a  material  adverse  change in the  condition
            (financial or otherwise),  prospects,  earnings, business, properties or results of  operations  of the  Company,  and there is no  franchise,  contract or other document of a character required to be described in the Registration  Statement, the Preliminary  Prospectus Supplement and the Final Prospectus  Supplement,  or
            to be filed as an exhibit thereto,  which is not described or filed as required;
            and the  statements  included or  incorporated  by reference in the  Preliminary
            Prospectus  Supplement and the Final  Prospectus  Supplement  under the headings
            "Legal  Matters"  and  "Summary --  Southern   California   Edison  Company"  or
            incorporated  by reference into the  Preliminary  Prospectus  Supplement and the
            Final Prospectus  Supplement from the sections entitled  "Business-- Regulation"
            and "-- Environmental  Matters" in the Company's  Annual Report on Form 10-K for
            the fiscal  year  ended  December  31,  2007,  as  supplemented  by  information contained  in the  Company's  subsequent  Quarterly  Reports  on Form  10-Q  and
            Current  Reports  on Form  8-K,  which  are  incorporated  by  reference  in the
            Preliminary  Prospectus Supplement and the Final Prospectus  Supplement,  fairly summarize  the matters  therein  described  in all  material  respects;  and the statements  set forth in the  Preliminary  Prospectus  Supplement  and the Final
            Prospectus  Supplement under the heading "Certain Terms of the Bonds" and in the
            Base Prospectus  under the heading  "Description  of the First Mortgage  Bonds,"
            insofar as those  statements  purport to  summarize  certain  provisions  of the
            Trust  Indenture,  the Supplemental  Indenture and the Securities,  are accurate summaries in all material respects;

(ix)  the Registration  Statement has become effective under the Act; any required filing of the Preliminary Prospectus Supplement and the Final Prospectus  Supplement,  and
            any  supplements  thereto,  pursuant  to Rule 424(b) has been made in the manner and within the time period  required by Rule  424(b);  to the  knowledge of such counsel,  no  stop  order  suspending  the  effectiveness  of  the  Registration
            Statement has been issued,  no proceedings for that purpose have been instituted
            or  threatened  and  the   Registration   Statement  and  the  Final  Prospectus
            Supplement  (other  than  the  financial  statements  and  other  financial  and statistical  information  contained  therein,  as to  which  such  counsel  need express  no  opinion)  comply  as to

            form in all  material  respects  with  the
            applicable  requirements  of the Act, the  Exchange Act and the Trust  Indenture
            Act and the respective rules thereunder;

(x)   this Agreement has been duly authorized, executed and delivered by the Company;

(xi)  the  Company  is not  and,  after  giving  effect  to the  offering  and  sale  of the
            Securities  and the  application  of the  proceeds  thereof as  described in the
            Preliminary Prospectus Supplement and the Final Prospectus Supplement,  will not be an "investment  company" as defined in the Investment Company Act of 1940, as amended;

(xii) no  consent,  approval,   authorization,   filing  with  or  order  of  any  court  or
            governmental  agency or body is required  in  connection  with the  transactions contemplated  herein,  except such as have been obtained (i) under the Act, (ii)
            from  the  California  Public  Utilities  Commission  and  (iii)  such as may be required  under the blue sky laws of any  jurisdiction  in  connection  with the purchase and  distribution  of the Securities by the  Underwriters in the manner contemplated in this Agreement and in the  Registration  Statement,  Preliminary
            Prospectus  Supplement  and the  Final  Prospectus  Supplement  and  such  other approvals (specified in such opinion) as have been obtained;

(xiii)      neither the execution and delivery of the  Indenture,  the issue and sale of the
            Securities,  nor  the  consummation  of any  other  of the  transactions  herein contemplated nor the fulfillment of the terms hereof will conflict with,  result in a breach or violation of, or imposition  of any lien,  charge or  encumbrance upon any  property or assets of the  Company  pursuant  to, (i) the  articles of incorporation or by-laws of the Company,  (ii) the terms of any indenture (other than, solely with respect to the disposition of liens,  charges and encumbrances upon  property or assets of the Company,  the lien  created by the  Indenture in favor  of the  Securities),  contract,  lease,  mortgage,  deed of  trust,  note agreement, loan agreement or other agreement,  obligation,  condition,  covenant or  instrument to which the Company is a party or bound or to which its or their property is subject,  or (iii) any statute,  law,  rule,  regulation,  judgment, order or  decree  applicable  to the  Company  of any  court,  regulatory  body, administrative  agency,  governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

(xiv) no holders of  securities  of the  Company  have  rights to the  registration  of such securities under the Registration Statement.

      Such opinion will also include language to the effect that such counsel has no reason to believe that, as of the Initial Sale Time, the documents included in the
      Disclosure Package and the Final Term Sheet contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

      Such opinion will also include language to the effect that counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the
      Final Prospectus Supplement as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the
      Federal laws of the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials.  Such counsel may render such opinion subject to such exceptions and qualifications as are reasonable or customary under the circumstances and acceptable to counsel for the Underwriters.  References to the
      Final Prospectus Supplement in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c)   The  Representatives  shall have received from Cleary  Gottlieb  Steen & Hamilton LLP, counsel for the  Underwriters,  such opinion or  opinions,  dated the Closing Date and addressed to the Representatives as the  Representatives  may reasonably require,  and the Company  shall have  furnished to such counsel such  documents as they request for the purpose of enabling them to pass upon such matters.

(d)   The Company shall have furnished to the  Representatives a certificate of the Company, signed by the Senior Vice  President,  Chief Financial  Officer of the Company,  dated the  Closing  Date,  to the effect that he has  carefully  examined  the  Registration
      Statement,   the  Disclosure  Package  and  the  Final  Prospectus   Supplement,   any
      supplements or amendments thereto and this Agreement and that:

(i)   the  representations  and  warranties  of the Company in this  Agreement  are true and correct  on and as of the  Closing  Date with the same  effect as if made on the
            Closing Date and the Company has complied with all the  agreements and satisfied all the  conditions  on its part to be performed or satisfied at or prior to the
            Closing Date;

(ii)  no stop order  suspending the  effectiveness  of the  Registration  Statement has been issued and no  proceedings  for that  purpose  have been  instituted  or, to the
            Company's knowledge, threatened; and

(iii) since the date of the most recent  financial  statements  included or  incorporated by reference in the  Preliminary  Prospectus  Supplement  and the Final  Prospectus
            Supplement  (exclusive of any  supplement  thereto),  there has been no material adverse effect on the condition (financial or otherwise),  prospects,  earnings, business or  properties of the Company and its  subsidiaries,  taken as a whole, whether or not arising from  transactions  in the  ordinary  course of business,

            except  as  set  forth  in  or  contemplated  in  the  Registration   Statement,
            Preliminary   Prospectus   Supplement  and  the  Final   Prospectus   Supplement
            (exclusive of any supplement thereto).

(e)   The  Company  shall  have  requested  and  caused  PricewaterhouseCoopers  LLP to have furnished  to the  Representatives,  at the  Execution  Time and at the Closing  Date,
      letters,  dated  respectively  as of the Execution Time and as of the Closing Date, in
      form and  substance  satisfactory  to the  Representatives,  confirming  that they are independent  registered  public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations  thereunder adopted by the
      Commission and the Public Company Accounting  Oversight Board (United States) and that they have  performed a review of the unaudited  interim  financial  information of the
      Company for the three-month and six-month  periods ended June 30, 2008, and as at June
      30, 2008,  in accordance  with  Statement on Auditing  Standards  No. 100,  stating in effect that:

(i)   in  their  opinion  the  audited  consolidated   financial  statements  and  financial
            statement  schedules of the Company audited by them and included or incorporated
            by  reference  in  the  Registration   Statement,   the  Preliminary  Prospectus
            Supplement (in the case of the letter  delivered at the Execution  Time) and the
            Final Prospectus  Supplement (in the case of the letter delivered at the Closing
            Date) and  reported on by them comply as to form in all material  respects  with the applicable  accounting  requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii)  on the basis of a reading of the latest unaudited financial  statements made available by the Company and its  subsidiaries;  their limited review,  in accordance with standards  established  under  Statement on Auditing  Standards  No. 100, of the unaudited  interim  financial  information  for the  three-month  and  six-month periods ended June 30, 2008, and as at June 30, 2008,  incorporated by reference in the Registration  Statement,  the Preliminary  Prospectus  Supplement (in the
            case of the letter  delivered at the  Execution  Time) and the Final  Prospectus
            Supplement (in the case of the letter  delivered at the Closing Date);  carrying out certain  specified  procedures  (but not an examination  in accordance  with generally  accepted  auditing  standards)  which  would not  necessarily  reveal matters of  significance  with respect to the comments set forth in such letter;
            a reading of the minutes of the meetings of the stockholders,  directors and the executive,  finance,  compensation  and audit  committees  of the  Company,  and inquiries  of certain  officials  of the  Company  who have  responsibility  for financial  and  accounting  matters of the  Company and its  subsidiaries  as to transactions and events  subsequent to December 31, 2007,  nothing came to their attention which caused them to believe that:

(1)   any  unaudited  financial  statements  included or  incorporated  by  reference in the
                  Registration  Statement,  the  Preliminary  Prospectus  Supplement (in the
                  case  of the  letter  delivered  at the  Execution  Time)  and  the  Final
                  Prospectus  Supplement (in the case of the letter delivered at the

                  Closing
                  Date) do not comply as to form in all material  respects  with  applicable accounting  requirements  of the  Act  and  with  the  related  rules  and
                  regulations   adopted  by  the   Commission   with  respect  to  financial
                  statements  included or incorporated by reference in Quarterly  Reports on
                  Form 10-Q under the Exchange Act; and said unaudited financial  statements are  not in  conformity  with  generally  accepted  accounting  principles applied  on a basis  substantially  consistent  with  that of the  audited
                  financial   statements  included  or  incorporated  by  reference  in  the
                  Registration  Statement,  the  Preliminary  Prospectus  Supplement (in the
                  case  of the  letter  delivered  at the  Execution  Time)  and  the  Final
                  Prospectus  Supplement (in the case of the letter delivered at the Closing
                  Date); or

(2)   with respect to the period  subsequent  to June 30, 2008,  there were,  at a specified date  not more  than  five  days  prior  to the  date of the  letter,  any increases in the  long-term  debt of the Company and its  subsidiaries  or any  changes  in the common  stock of the  Company  as  compared  with the
                  amounts  shown  on  the  June  30,  2008,   balance   sheet   included  or
                  incorporated by reference in the Registration  Statement,  the Preliminary
                  Prospectus  Supplement  (in  the  case  of  the  letter  delivered  at the
                  Execution  Time) and the Final  Prospectus  Supplement (in the case of the letter  delivered at the Closing  Date),  or decrease in the  consolidated net income  available  for common stock of the Company for the  two-months period ended August 31, 2008 as compared with the corresponding  period in
                  2007,  except in all  instances for changes or decreases set forth in such letter,  in which case the letter shall be  accompanied  by an explanation by the Company as to the  significance  thereof unless said explanation is not deemed necessary by the Representatives; and

(iii) they have  performed  certain  other  specified  procedures  as a result of which they determined that certain  information of an accounting,  financial or statistical nature (which is limited to  accounting,  financial or  statistical  information
            derived   from  the   general   accounting   records  of  the  Company  and  its
            subsidiaries)  set  forth  in  the  Registration   Statement,   the  Preliminary
            Prospectus  Supplement  (in the case of the letter  delivered  at the  Execution
            Time) and the Final  Prospectus  Supplement (in the case of the letter delivered at the Closing Date) and in Exhibit 12 to the Registration Statement,  including the information  set forth under the caption  "Selected  Financial  Information"
            incorporated by reference in the Preliminary  Prospectus Supplement (in the case of the  letter  delivered  at the  Execution  Time)  and  the  Final  Prospectus
            Supplement  (in the case of the  letter  delivered  at the  Closing  Date),  the information  included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the  Company's  Annual  Report on Form 10-K,  incorporated  by  reference in the
            Registration  Statement,  the Preliminary  Prospectus Supplement (in the case of the letter delivered at the Execution Time) and the Final Prospectus  Supplement
            (in the case of the letter  delivered at the Closing Date),  and the information included in the  "Management's  Discussion  and Analysis of Financial  Condition
            and  Results  of  Operations"  included  or  incorporated  by reference in the
            Company's  Quarterly  Reports on Form 10-Q,  incorporated  by  reference  in the
            Registration  Statement,  the Preliminary  Prospectus Supplement (in the case of the letter delivered at the Execution Time) and the Final Prospectus  Supplement
            (in the case of the letter  delivered  at the  Closing  Date),  agrees  with the accounting records of the Company and its subsidiaries,  excluding any questions of legal interpretation.

            References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

(f)   Subsequent to the Execution Time or, if earlier,  the dates as of which information is given  in the  Registration  Statement  (exclusive  of  any  amendment  thereof),  the
      Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any  supplement  thereto),  there  shall  not have  been (i) any  change  or  decrease specified in the letter or letters  referred to in paragraph  (e) of this Section 6 or
      (ii) any change,  or any development  involving a prospective  change, in or affecting the  condition  (financial  or  otherwise),  earnings,  business or  properties of the
      Company  and  its  subsidiaries,  taken  as a  whole,  whether  or  not  arising  from transactions  in  the  ordinary  course  of  business,  except  as  set  forth  in  or contemplated in the Registration Statement,  the Preliminary Prospectus Supplement and
      the Final Prospectus  Supplement  (exclusive of any supplement  thereto) the effect of which,  in any case referred to in clause (i) or (ii) above,  is, in the sole judgment of the  Representatives,  so  material  and  adverse  as to  make  it  impractical  or
      inadvisable   to  proceed  with  the  offering  or  delivery  of  the   Securities  as
      contemplated by the Registration  Statement (exclusive of any amendment thereof),  the
      Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any supplement thereto).

(g)   Subsequent  to the  Execution  Time,  there  shall not have been any  decrease  in the rating  of  any  of the  Company's  debt  securities  by  any  "nationally  recognized statistical  rating  organization"  (as defined for  purposes of Rule 436(g) under the
      Act) or any notice given of any  intended or potential  decrease in any such rating or of a possible  change in any such rating that does not indicate  the  direction of the possible change.

(h)   Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, at One
Liberty Plaza, New York, NY, on the Closing Date.

7.    Reimbursement of Underwriters'  Expenses.  If the sale of the Securities  provided for herein is not consummated  because any condition to the obligations of the  Underwriters set forth in Section 6 hereof is not satisfied,  because of any termination  pursuant to Section
11 hereof or  because of any  refusal,  inability  or failure on the part of the  Company to perform any agreement  herein or comply with any provision  hereof other than by reason of a default by any of the  Underwriters,  the Company will reimburse the Underwriters  severally through J.P. Morgan  Securities  Inc. on demand for all  out-of-pocket  expenses  (including reasonable  fees and  disbursements  of  counsel)  that shall have been  incurred by them in connection with the proposed purchase and sale of the Securities.

8.    Indemnification  and  Contribution.  (a) The  Company  agrees  to  indemnify  and hold
harmless  each  Underwriter,   the  directors,   officers,  employees  and  agents  of  each
Underwriter  and each person who controls any  Underwriter  within the meaning of either the
Act or the Exchange Act against any and all losses,  claims,  damages or liabilities,  joint or several,  to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation,  at common law or otherwise,  insofar as such losses,  claims,  damages or liabilities  (or actions in respect  thereof) arise out of, or are based upon any untrue  statement or alleged  untrue  statement of a material fact contained  in  the  Registration  Statement  for  the  registration  of  the  Securities  as originally filed or in any amendment thereof, or in any Preliminary  Prospectus  Supplement, the Final  Prospectus  Supplement,  any Issuer Free Writing  Prospectus  or the  information contained in the Final Term Sheet,  or in any amendment  thereof or supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state therein a material fact  required  to be  stated  therein  or  necessary  to make the  statements  therein  not misleading,  and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses  reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided,  however, that the Company will not be liable in any such case to the extent that any such loss, claim,  damage or liability arises out of or is based upon any such untrue  statement  or alleged  untrue  statement  or omission or alleged  omission made therein in reliance  upon and in conformity  with written information  furnished  to the  Company  by or on  behalf  of any  Underwriter  through  the
Representatives  specifically  for inclusion  therein.  This indemnity  agreement will be in addition to any liability which the Company may otherwise have.

(b)   Each  Underwriter  severally and not jointly agrees to indemnify and hold harmless the
Company, each of its directors,  each of its officers who signs the Registration  Statement, and each  person  who  controls  the  Company  within  the  meaning of either the Act or the
Exchange  Act,  to the same  extent as the  foregoing  indemnity  from the  Company  to each
Underwriter,  but only with reference to written  information  relating to such  Underwriter furnished  to the Company by or on behalf of such  Underwriter  through the  Representatives specifically  for inclusion in the documents  referred to in the foregoing  indemnity.  This indemnity  agreement  will  be in  addition  to any  liability  which  any  Underwriter  may otherwise  have.  The  Company  acknowledges  that  the  statements  set  forth  in the last paragraph of the cover page of the Final  Prospectus  Supplement  regarding  delivery of the
Securities   and,   under  the   heading  of  the  Final   Prospectus   Supplement   labeled
"Underwriting," (i) the list of Underwriters and their respective  participation in the sale of the Securities,  (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization,  syndicate covering transactions and penalty bids in the Final Prospectus Supplement constitute the only information furnished in writing by or on behalf  of the  several  Underwriters  by the  Representatives  for  inclusion  in the Final
Prospectus Supplement.

(c)   Promptly after receipt by an  indemnified  party under this Section 8 of notice of the commencement of any action,  such  indemnified  party will, if a claim in respect thereof is to be made  against the  indemnifying  party under this  Section 8, notify the  indemnifying party in writing of the commencement  thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability  under paragraph (a) or (b) above unless and to the  extent it did not  otherwise  learn of such  action  and such  failure  results  in the forfeiture by the indemnifying  party of substantial  rights and defenses and (ii) will not, in any event,  relieve the indemnifying  party from any obligations to any indemnified party other than the  indemnification  obligation  provided  in  paragraph  (a) or (b) above.  The indemnifying  party shall be entitled to appoint counsel of the indemnifying  party's choice at the  indemnifying  party's expense to represent the  indemnified  party in any action for which  indemnification  is sought (in which case the indemnifying party shall not thereafter be  responsible  for  the  fees  and  expenses  of  any  separate  counsel  retained  by the indemnified  party or  parties  except as set forth  below);  provided,  however,  that such counsel shall be satisfactory to the indemnified  party.  Notwithstanding  the  indemnifying party's  election to appoint  counsel to represent the indemnified  party in an action,  the indemnified  party  shall  have the  right  to  employ  separate  counsel  (including  local counsel),  and the indemnifying  party shall bear the reasonable fees, costs and expenses of such  separate  counsel  if (i) the use of  counsel  chosen  by the  indemnifying  party  to represent  the  indemnified  party would  present  such counsel with a conflict of interest,
(ii) the actual or potential  defendants in, or targets of, any such action include both the indemnified  party  and  the  indemnifying  party  and  the  indemnified  party  shall  have reasonably  concluded  that  there  may be  legal  defenses  available  to it  and/or  other indemnified  parties  which are  different  from or  additional  to those  available  to the
indemnifying   party,   (iii)  the  indemnifying  party  shall  not  have  employed  counsel satisfactory  to  the  indemnified  party  to  represent  the  indemnified  party  within  a reasonable  time after  notice of the  institution  of such action or (iv) the  indemnifying party shall  authorize the indemnified  party to employ  separate  counsel at the expense of the  indemnifying  party. An indemnifying  party will not, without the prior written consent of the  indemnified  parties,  settle or  compromise or consent to the entry of any judgment with respect to any pending or threatened  claim,  action,  suit or proceeding in respect of which  indemnification  or  contribution  may  be  sought  hereunder  (whether  or  not  the indemnified  parties are actual or  potential  parties to such claim or action)  unless such settlement,  compromise or consent  includes an  unconditional  release of each  indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)   In the event that the indemnity  provided in paragraph (a) or (b) of this Section 8 is unavailable to or  insufficient  to hold harmless an indemnified  party for any reason,  the
Company and the Underwriters  severally agree to contribute to the aggregate losses, claims,
damages  and  liabilities   (including  legal  or  other  expenses  reasonably  incurred  in connection  with  investigating  or  defending  same)  (collectively  "Losses") to which the
Company  and  one or more of the  Underwriters  may be  subject  in  such  proportion  as is appropriate to reflect the relative  benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities;  provided,  however, that in no  case  shall  any  Underwriter  (except  as may be  provided  in any  agreement  among underwriters  relating to the offering of the  Securities) be responsible  for any amount in
excess of the underwriting  discount or commission applicable to the Securities purchased by such  Underwriter  hereunder.  If  the  allocation  provided  by the  immediately  preceding sentence is unavailable  for any reason,  the Company and the  Underwriters  severally shall contribute in such  proportion as is appropriate to reflect not only such relative  benefits but also the relative  fault of the Company on the one hand and of the  Underwriters  on the other in connection  with the statements or omissions  which resulted in such Losses as well as any other relevant  equitable  considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before  deducting  expenses)
received by it, and  benefits  received by the  Underwriters  shall be deemed to be equal to the total  underwriting  discounts and  commissions,  in each case as set forth on the cover page of the Final  Prospectus  Supplement.  Relative  fault shall be determined by reference to, among other  things,  whether any untrue or any alleged  untrue  statement of a material fact or the omission or alleged  omission to state a material  fact  relates to  information provided by the Company on the one hand or the  Underwriters on the other, the intent of the parties and their relative  knowledge,  access to information  and opportunity to correct or prevent such untrue statement or omission.  The Company and the  Underwriters  agree that it would not be just and equitable if  contribution  were  determined by pro rata allocation or any other method of allocation  which does not take account of the equitable  considerations referred to above.  Notwithstanding  the  provisions of this paragraph (d), no person guilty of  fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Act) shall be
entitled  to   contribution   from  any  person  who  was  not  guilty  of  such  fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an  Underwriter within  the  meaning  of either  the Act or the  Exchange  Act and each  director,  officer, employee  and agent of an  Underwriter  shall have the same rights to  contribution  as such
Underwriter,  and each person who controls the Company  within the meaning of either the Act or the  Exchange  Act,  each  officer of the Company who shall have signed the  Registration
Statement  and each director of the Company  shall have the same rights to  contribution  as the Company,  subject in each case to the applicable  terms and conditions of this paragraph
(d).

9.    Default by an  Underwriter.  If any one or more  Underwriters  shall fail to  purchase and  pay  for  any  of  the  Securities  agreed  to be  purchased  by  such  Underwriter  or
Underwriters  hereunder  and such  failure to  purchase  shall  constitute  a default in the performance of its or their  obligations  under this Agreement,  the remaining  Underwriters shall be obligated  severally to take up and pay for (in the  respective  proportions  which the  principal  amount of  Securities  set forth  opposite  their names in Schedule I hereto bears to the aggregate  principal  amount of Securities  set forth opposite the names of all the remaining  Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but  failed to  purchase;  provided,  however,  that in the event that the  aggregate principal amount of Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase  shall exceed 10% of the aggregate  principal  amount of  Securities  set forth in  Schedule I hereto,  the  remaining  Underwriters  shall have the right to purchase all, but shall not be under any obligation to purchase any, of the  Securities,  and if such nondefaulting  Underwriters  do  not  purchase  all  the  Securities,  this  Agreement  will terminate without liability to any  nondefaulting  Underwriter or the Company.  In the event of a default by any  Underwriter  as set forth in this  Section 9, the Closing Date shall be postponed for such period,  not exceeding five Business Days, as the  Representatives  shall determine in order that the required  changes in the  Registration  Statement  and the Final
Prospectus  Supplement or in any other  documents or arrangements  may be effected.  Nothing contained in this

Agreement  shall relieve any defaulting  Underwriter of its liability,  if any, to the Company and any nondefaulting  Underwriter for damages occasioned by its default hereunder.

10.   Certain  Acknowledgements  by the Company.  The Company  acknowledges  and agrees that the  Underwriters  are  acting  solely  in  the  capacity  of an  arm's  length  contractual counterparty to the Company with respect to the offering of Securities  contemplated  hereby
(including in connection with  determining the terms of the offering) and not as a financial advisor or a fiduciary  to, or an agent of, the Company or any other  person.  Additionally, neither the  Representative  nor any other  Underwriter is advising the Company or any other person  as  to  any  legal,  tax,  investment,  accounting  or  regulatory  matters  in  any jurisdiction.  The Company shall consult with its own advisors  concerning  such matters and shall be  responsible  for making its own  independent  investigation  and  appraisal of the transactions  contemplated  hereby,  and the Underwriters  shall have no  responsibility  or liability  to the  Company  with  respect  thereto.  Any review by the  Underwriters  of the
Company,   the  transactions   contemplated   hereby  or  other  matters  relating  to  such
transactions  will be performed  solely for the benefit of the Underwriters and shall not be on behalf of the Company.

11.   Termination.   This  Agreement  shall  be  subject  to  termination  in  the  absolute discretion of the  Representatives,  by notice given to the Company prior to delivery of and payment for the  Securities,  if at any time prior to such time (i) trading in the Company's
Common Stock shall have been  suspended by the  Commission or the New York Stock Exchange or
trading in securities  generally on the New York Stock Exchange shall have been suspended or limited or minimum  prices  shall have been  established  on such  Exchange,  (ii) a banking moratorium  shall have been  declared  either by Federal  or New York State  authorities  or
(iii) there shall have occurred any outbreak or escalation of  hostilities,  declaration  by the United States of a national  emergency or war, or other calamity or crisis the effect of which  on  financial  markets  is  such  as  to  make  it,  in  the  sole  judgment  of  the
Representatives,  impractical or inadvisable to proceed with the offering or delivery of the
Securities  as  contemplated  by  the  Preliminary   Prospectus  Supplement  and  the  Final
Prospectus Supplement (exclusive of any supplement thereto).

12.   Representations   and   Indemnities   to   Survive.    The   respective    agreements,
representations,  warranties,  indemnities  and  other  statements  of  the  Company  or its officers  and of the  Underwriters  set forth in or made  pursuant  to this  Agreement  will remain in full force and effect,  regardless  of any  investigation  made by or on behalf of any  Underwriter  or the Company or any of the  officers,  directors,  employees,  agents or controlling  persons  referred  to in Section 8 hereof,  and will  survive  delivery  of and payment for the  Securities.  The  provisions  of Sections 7 and 8 hereof shall  survive the termination or cancellation of this Agreement.

13.   Notices.  All  communications  hereunder  will be in  writing  and  effective  only on receipt,  and,  if  sent  to the  Representatives,  will  be  mailed,  delivered  or sent by facsimile  transmission  to each of Banc of America  Securities  LLC, Bank of America Tower,
One Bryant  Park,  New York,  New York 10036,  Attention:  High Grade Debt  Capital  Markets
Transaction  Management/Legal (fax no.: (212) 901-7881),  Citigroup Global Markets Inc., 388
Greenwich  Street,  New York,  New York 10013,  Attention:  General  Counsel (fax no.: (212)
816-7912),  Deutsche  Bank  Securities  Inc.,  60 Wall  Street,  New York,  New York  10005,
Attention:  Investment Grade Syndicate Desk, Third Floor (fax no.: (212) 797-2201), and J.P.
Morgan  Securities Inc., 270 Park Avenue,  New York, New York 10017,  Attention:  High Grade
Syndicate

Desk - 8th Floor (fax no.: (212)  834-6081);  or, if sent to the Company,  will be mailed,  delivered or sent by facsimile  transmission to Southern California Edison Company,
Assistant Treasurer,  2244 Walnut Grove Ave.,  Rosemead,  CA 91770 (fax no.: (626) 302-1472)
and  confirmed to the  attention  of the General  Counsel at the same  address,  c/o Michael
Henry (fax no.: (626) 302-2610).

14.   Successors.  This  Agreement  will inure to the  benefit  of and be  binding  upon the parties  hereto and their  respective  successors  and the officers,  directors,  employees, agents and  controlling  persons  referred to in Section 8 hereof,  and no other person will have any right or obligation hereunder.

15.   Applicable  Law and Waiver of Jury Trial.  (a) This  Agreement will be governed by and construed in accordance  with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

(b)   The Company and each of the Underwriters  hereby  irrevocably  waives,  to the fullest extent  permitted  by  applicable  law,  any and all  right to  trial  by jury in any  legal proceeding  arising out of or relating to this  Agreement or the  transactions  contemplated hereby.

16.   Counterparts.  This  Agreement  may be  signed  in one or more  counterparts,  each of which shall  constitute an original and all of which together  shall  constitute one and the same agreement.

17.   Entire Agreement.  This Agreement  supersedes all prior agreements and  understandings
(whether  written or oral) between the Company and the  Underwriters,  or any of them,  with respect to the subject matter hereof.

18.   Headings.  The section  headings  used herein are for  convenience  only and shall not affect the construction hereof.

19.   Definitions.  The terms  which  follow,  when used in this  Agreement,  shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Base Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Disclosure Package" shall mean (i) the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, (ii) the Issuer Free Writing
      Prospectuses, if any, identified in Schedule III hereto, (iii) the Final Term Sheet, and (iv)

      any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus Supplement" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

            "Free Writing Prospectus" shall mean a free writing prospectus, as defined in
      Rule 405.

            "Initial Sale Time" shall mean 4:15 p.m. (Eastern time) on the date of this
      Underwriting Agreement.

            "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433.

            "Material Adverse Effect" shall mean, with respect to the Company, any effect that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            "Preliminary Prospectus Supplement" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus Supplement, together with the Base Prospectus.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended on each
      Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

            "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405", "Rule 415", "Rule
      424", "Rule 430B" and "Rule 433" refer to such rules under the Act.

             "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several
Underwriters.

                                          Very truly yours,

                                          SOUTHERN CALIFORNIA EDISON COMPANY

                                          By:    George T. Tabata
                                                 ----------------
                                          Name:  George T. Tabata
                                          Title: Assistant Treasurer

                          [Underwriting Agreement Signature Page - 1 of 2]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BANC OF AMERICA SECURITIES LLC

By:    Lily Chang
       -------------------------------
Name:  Lily Chang
Title: Principal

CITIGROUP GLOBAL MARKETS INC.

By:    Brian D. Bednarski
       -------------------------------
Name:  Brian D. Bednarski
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.               DEUTSCHE BANK SECURITIES INC.

By:    Ben Smilchensky                      By:    Ryan Montgomery
       -------------------------------            -------------------------------
Name:  Ben Smilchensky                      Name:  Ryan Montgomery
Title: Managing Director                    Title: Director

J.P. MORGAN SECURITIES INC.

By:    Robert Bottamedi
       -------------------------------
Name:  Robert Bottamedi
Title: Vice President

For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                [Underwriting Agreement Signature Page - 2 of 2]

                                         SCHEDULE I
                                                          Principal Amount
                                                          of Securities to
Underwriter                                                 be Purchased

Banc of America Securities LLC........................      $110,000,000
Citigroup Global Markets Inc..........................      $110,000,000
Deutsche Bank Securities Inc..........................      $110,000,000
J.P. Morgan Securities Inc............................      $110,000,000
UBS Securities LLC....................................       $35,000,000
Cabrera Capital Markets, LLC..........................       $15,000,000
SL Hare Capital, Inc..................................       $10,000,000
       Total..........................................      $500,000,000

                                        SCHEDULE II

                                        $500,000,000
             5.75 % First and Refunding Mortgage Bonds, Series 2008C, Due 2014

                               SUMMARY OF TERMS

Security:          5.75 % First and Refunding Mortgage Bonds, Series 2008C, Due 2014

Issuer:            Southern California Edison Company ("SCE," or the "Company")

Principal Amount:  $500,000,000
                   A2/A/A+ (Moody's / S&P/ Fitch)

Ratings of         Note: A securities rating is not a recommendation to buy,
Securities:        sell or hold securities and may be subject to revision or
                   withdrawal at any time.

Trade Date:        October 7, 2008

Settlement Date:   October 15, 2008 (T+5)

Maturity:          March 15, 2014

Benchmark US       3.125% due September 30, 2013
Treasury:

Benchmark US       2.462%
Treasury yield:

Spread to          +340 bps
Benchmark US
Treasury:

Reoffer Yield:     5.862%

Coupon:            5.75%

Coupon Payment     March 15 and September 15
Dates:

First Coupon       March 15, 2009
Payment Date:

Public Offering    99.492%
Price:

Optional           Callable at any time, in whole or in part, at a "make
Redemption:        whole" premium of T+50 bps

CUSIP/ISIN:        842400FK4 / US842400FK44

Joint              Banc of America Securities LLC ("Banc of America")
Book-running       Citigroup Global Markets Inc. ("Citi")
Managers:          Deutsche Bank Securities Inc. ("Deutsche Bank")
                   J.P. Morgan Securities Inc. ("J.P. Morgan")

                   UBS Securities LLC
Co-managers:       Cabrera Capital Markets, LLC
                   SL Hare Capital, Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the
SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322  for Banc of America, by calling 1-877-858-5407 for Citi, by calling 1-800-503-4611 for Deutsche Bank or by calling 1-212-834-4533 for J.P. Morgan.

                                        SCHEDULE III

          Schedule of Free Writing Prospectuses included in the Disclosure Package

NONE